Exhibit 10.16

WAVELO, INC.

2022 EQUITY COMPENSATION PLAN

Effective September 23, 2022

-i-

WAVELO, INC.

2022 EQUITY COMPENSATION PLAN

The purpose of the Wavelo, Inc. 2022 Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Wavelo, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries (iii) non-employee members of the Board of Directors of the Company (the “Board”), (iv) certain employees of the Company’s affiliates who provide direct services to the Company, and (v) certain employees of Tucows Inc. (“Tucows”), with the opportunity to receive grants of incentive stock options and nonqualified stock options, as set forth below; provided that the grants to the employees, consultants and advisors sent forth in clauses (i) through (v) satisfy applicable laws. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the Company’s stockholders.

SECTION 1        Administration

(a)        Committee. The Plan shall be administered and interpreted by the Board or by a committee consisting of members of the Board, which shall be appointed by the Board. However, the Board shall approve and administer all Grants (as defined below in Section 2) made to non-employee members of the Board. The Board or the committee may delegate authority to one or more subcommittees, or one or more Company officers, to the extent it deems appropriate. To the extent the Board, committee, subcommittee, or Company officer(s) administers the Plan pursuant to any such authority or delegated authority, references in the Plan and Grant Instrument to the “Committee” shall be deemed to refer to such Board, committee, subcommittee, or Company officer(s). Notwithstanding the foregoing, the Board may not delegate authority to one or more Company officers (i) to amend the Plan, (ii) to make determinations regarding employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (iii) to the extent such delegation would violate applicable law or applicable stock exchange rules.

(b)        Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and vesting and the acceleration of exercisability and vesting, (iv) amend the terms of any previously issued Grant, and (v) resolve any other matters arising under the Plan.

(c)         Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary with respect to any Grantee or the beneficiaries of any Grantee, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

SECTION 2        Grants

Awards under the Plan may consist of grants (each a “Grant”, and collectively referred to herein as “Grants”) of incentive stock options (“Incentive Stock Options”) and nonqualified stock options (“Nonqualified Stock Options”), each as described in Section 5 (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the Grantee’s (as defined below in Section 4(b)) acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, the Grantee’s beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees. At the time an Option is exercised, the Company shall deliver to the Grantee holding such Option the number of shares of Company Stock underlying the Option that the Grantee designates to be exercised, provided that the Committee may, in its discretion, and in lieu of issuing shares of Company Stock, elect to pay such Grantee a cash amount equal to the difference between the Fair Market Value of the number of shares of Company Stock exercised by the Grantee and the exercise price of such shares.

SECTION 3        Shares Subject to the Plan

(a)        Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of Company common stock, par value $0.001 per share (“Company Stock”), that may be issued or transferred under the Plan is 20,000,000 shares of Company Stock. The aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 20,000,000 shares of Company Stock.

(b)        Determination of Authorized Shares. The shares referred to in Section 3(a) may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Grants shall again be available for purposes of the Plan. To the extent the Committee elects, in its discretion, to pay a Grantee a cash amount equal to the difference between the Fair Market Value of a share of Company Stock underlying the Grant and the exercise price of such share, in lieu of issuing a share of Company Stock to such Grantee at the time a Grant is exercised, then such payment shall count as the issuance of a share under the Plan and such share shall not be available for purposes of the Plan.

(c)        Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be equitably adjusted by the Committee, in such a manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control (as defined below in Section 9) of the Company, the provisions of Section 10 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with Section 409A or 424 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

SECTION 4          Eligibility for Participation

(a)         Eligible Persons. All employees of the Company and of any of its Controlled Subsidiaries, as defined below in this Section 4(a) (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform direct services for the Company or any of its Controlled Subsidiaries (“Key Advisors”), and employees of Tucows or of any subsidiary or affiliate of the Company who perform direct services for the Company or any of its Controlled Subsidiaries (“Affiliate Employees”) shall be eligible to participate in the Plan if the Key Advisors or Affiliate Employees, as applicable, render bona fide direct services to the Company or its Controlled Subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors or Affiliate Employees, as applicable, do not directly or indirectly promote or maintain a market for the Company’s securities. In addition, an employee of Tucows or subsidiary or affiliate thereof shall be eligible to participate in the Plan, if, during such individual’s taxable year in which any Option is granted to such individual, any amount that might otherwise be included in such individual’s income for that year with respect to such Option (including but not limited to Sections 83 and 409A of the Code) is excludable for Federal income tax purposes pursuant to any bilateral or multilateral convention, agreement or treaty to which the United States is a party (“Nonresident Alien Employee”). Each Grant to a Grantee must be compliant with applicable law including Section 409A of the Code (to the extent not exempt from Section 409A of the Code). A “Controlled Subsidiary” for purposes of the Plan is any direct or indirect subsidiary of the Company in which the Company has a controlling interest under Treas. Reg. Section 1.414(c)-1(b)(2) (except that 50% shall be substituted for 80% wheresoever it may appear therein), and any other subsidiary of the Company in which the Company has a controlling interest for purposes of Treas. Reg. Section 1.409A-1(b)(5).

(b)        Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors, Key Advisors, Affiliate Employees, and Nonresident Alien Employees, to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors, Non-Employee Directors, Affiliate Employees, and Nonresident Alien Employees, who receive Grants under this Plan shall be referred to herein as “Grantees.” No person may be a Grantee in any year who is not eligible to participate in the Plan under Section 4(a) in such year.

SECTION 5        Options

The Committee may grant Options to a person eligible to be a Grantee upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)        Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Grantees.

(b)        Type of Option and Price.

(i)        The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or a subsidiary corporation or a parent corporation (within the meaning of Section 424(f) of the Code) of the Company. Nonqualified Stock Options may be granted to any person eligible to be a Grantee, subject to applicable law.

(ii)        The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value (as defined below in Section 5(b)(iii)) of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)        “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price during regular trading hours of Company Stock on the relevant date or (if there were no trades on that date) the last reported sale price during the regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Stock during regular trading hours on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under the Code.

(c)        Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed seven years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)        Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e)        Grants to Non-Exempt Employees. Notwithstanding any provision of the Plan to the contrary, Options granted to persons who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability (as defined below in Section 5(f)(v)(B)) or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)          Termination of the Option.

(i)        Except as provided below or as otherwise determined by the Committee, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below in Section 5(f)(v)(C)) as an Employee, Non-Employee Director, Key Advisor, Affiliate Employee, or Nonresident Alien Employee.

(ii)        In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than on account of Cause or the Grantee’s Disability or death, any Option which is otherwise exercisable by the Grantee on the date Grantee ceases to be employed by, or provide service to, the Employer, shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee in the Grant Instrument or otherwise), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii)        In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability, any Option which is otherwise exercisable by the Grantee on the date the Grantee ceases to be employed by, or provide service to, the Employer, shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee in the Grant Instrument or otherwise), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)        If the Grantee dies while employed by, or providing service to, the Employer, or within 90 days after the date on which the Grantee ceases to be employed or provide service to the Employer on account of a termination specified in Section 5(f)(ii) above, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee in the Grant Instrument or otherwise), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)        If a Grantee’s services or employment are terminated by the Employer for Cause, any Option which is otherwise exercisable by the Grantee on the date Grantee ceases to be employed by, or provide service to, the Employer, shall terminate immediately. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(vi)        For purposes of the Plan:

(A)        “Cause” shall have the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Employer and the Grantee, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, “Cause” shall mean a finding by the Committee that the Grantee has (i) materially breached his or her employment or service contract, or any other contract or written agreement, with the Employer or the Company, (ii) engaged in consistent poor performance after being advised as to the standard required, (iii) intentionally disclosed, or any grossly negligent disclosure of, any of the Company’s or the Employer’s confidential information, (iv) violated any local, state/provincial, or federal statute, including without limitation, an act of dishonesty such as embezzlement or theft, (v) engaged in conduct that is materially detrimental to the business or the financial position of the Company, or (vi) personal conduct on the part of the Grantee which is of such a serious and substantial nature that it is reasonably likely to cause harm to the reputation of the Company or the Grantee’s Employer if the Grantee were retained as an employee or service provider.

(B)        “Disability” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code, within the meaning of the Employer’s long‑term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(C)        “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Non-Employee Director, Key Advisor, Affiliate Employee or Tucows Employee (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Non-Employee Director, Key Advisor, Affiliate Employee or Tucows Employee), unless the Committee determines otherwise. All variations of “employed by, or provide service to, the employer” shall account for different verb tenses and shall have the same meaning as set forth in this paragraph.

(D)        “Employer” shall mean Tucows, the Company, the Company’s subsidiaries, and an entity that is a subsidiary of Tucows and an affiliate of the Company, in each case as determined by the Committee.

(E)        “Good Reason” shall mean the occurrence of one or more of the following without the Grantee’s consent, other than on account of the Grantee’s disability: (i) a change by the Employer of more than fifty miles in the Grantee’s principal place of employment or service, excluding for the avoidance of doubt, remote work arrangements and travel for business in the course of performing Grantee’s duties for the Employer, (ii) a material diminution in the Grantee’s base salary, except for any diminution that is part of a broad-based diminution affecting other employees of the Employer, and (iii) any action or inaction that constitutes a material breach by the Company of this Grant Instrument. The Grantee must provide written notice of termination for Good Reason to the Employer within 30 days after the event constituting Good Reason. The Employer shall have a period of 30 days in which it may correct the act or failure to act that constitutes the grounds for Good Reason as set forth in the Grantee’s notice of termination. If the Employer does not correct the act or failure to act, the Grantee’s employment or service will terminate for Good Reason on the first business day following the Employer’s 30-day cure period.

(g)        Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified in the Grantee’s Grant Instrument. The Grantee shall pay the Exercise Price and the amount of any Withholding Taxes due (pursuant to Section 6 below) at such time as may be specified by the Committee.

(h)        Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a subsidiary (within the meaning of Section 424(f) of the Code) of the Company.

SECTION 6        Withholding of Taxes

(a)        Required Withholding. All Grants under the Plan shall be subject to withholding of applicable income tax (including U.S. federal, state, and local tax and/or foreign income tax), employment tax (including FICA), payroll tax, social security tax, social insurance, contributions, payment on account obligations, national and local tax or other amounts required to be withheld, collected or accounted for by the Employer in connection with any taxable event with respect to the Grant (the “Withholding Taxes”). The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any Withholding Taxes with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any Withholding Taxes due with respect to such Grants.

(b)        Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Employer’s obligation for Withholding Taxes with respect to Grants paid in Company Stock by having shares withheld that have a Fair Market Value equal to the amount of tax to be withheld. Share withholding for taxes shall be based on the Grantee’s minimum applicable tax withholding rate, or such other rate permitted by the Committee that does not cause adverse accounting consequences. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

SECTION 7        Transferability of Grants

(a)        Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee consistent with the applicable securities laws and Section 7(c) below. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)        Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

(c)        Prohibition on Certain Transactions. Prior to the date the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, outstanding Grants under the Plan, together with the shares of Company Stock subject to such Grants, shall not be the subject of any hedge transactions. Except as otherwise provided above in this Section 7 or in Section 8 or Section 9 below, until the date the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, outstanding Grants under the Plan, together with the shares of Company Stock subject to such Grants, shall not be the subject of any pledges, gifts, hypothecations or other transfers. In addition, all Grants and the Company Stock underlying such Grants under the Plan shall be subject to any applicable hedging, pledging and other policies, that may be implemented by the Board from time to time.

SECTION 8        Right of First Refusal; Repurchase Right

(a)          Right of First Refusal.

(i)        Offer. Prior to the consummation of a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Company Stock, (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered, (iii) the proposed price, (iv) all other terms of the proposed transfer, and (v) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice.

(ii)        Sale. In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided in subsection 8(a)(i) above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (8)(a)(i) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(b)          Repurchase Right by the Company.

(i)        Liquidity Windows. Prior to the consummation of a Public Offering, the Company shall provide a repurchase window at such times as the Committee may designate during which the Company will offer to repurchase all, or a portion of, vested shares of Company Stock distributed to Grantees under this Plan (each window a “Liquidity Window”), with the terms of such Liquidity Window, including the length of such Liquidity Window and the amount of Company Stock that may be purchased to be determined by the Committee in its sole discretion. The Company shall provide Grantees advance written notice of each Liquidity Window and all shares of Company Stock repurchased in the Liquidity Window shall be repurchased at Fair Market Value.

(ii)        Repurchase Following Termination. If a Grantee ceases to be employed by, or provide service to, the Employer, then, except as provided in Section 8(b)(iii) below, the Company shall have the right, at any time, to purchase all, or part of any, vested shares of Company Stock distributed to the Grantee under this Plan at its then current Fair Market Value or at such other price as may be established in the Grant Instrument; provided, however, that such repurchase shall be made in accordance with applicable law and shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(iii)        Repurchase Following Termination by the Company for Cause. If a Grantee’s employment by or provision of services to the Employer are terminated by the Employer for Cause, the Company shall have the right, at any time, to purchase all, or part of any, vested shares of Company Stock distributed to the Grantee under this Plan at the lesser of its then current Fair Market Value or the purchase price paid by the Grantee for such shares; provided, however, that such repurchase shall be made in accordance with applicable law and shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(c)        Assignment of Rights. The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 8.

(d)        Public Offering. On and after the consummation of a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 8. The requirements of this Section 8 shall lapse and cease to be effective upon a Public Offering.

(e)        Stockholder’s or Other Agreement. Notwithstanding the provisions of this Section 8, if the Committee requires that a Grantee execute a Stockholder Agreement or other agreement with respect to any Company Stock distributed or delivered pursuant to this Plan, which contains a right of first refusal or repurchase right, the provisions of this Section 8 shall not apply to such Company Stock, unless the Committee determines otherwise. “Stockholder Agreement” means one agreement, or, collectively, two or more agreements, as may be amended from time to time, by and among the Company and one or more stockholders of the Company setting forth, among other provisions, restrictions on transfer, rights of first refusal, lock-up arrangements, bring-along rights, drag-along rights, voting agreements or the granting of certain proxies or powers of attorney with respect to shares of capital stock.

SECTION 9        Change of Control of the Company

(a)        Change of Control. As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)        Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction or series of related transactions pursuant to which the Company issues securities in a bona fide sale to raise funds for operations, (B) a Public Offering, (C) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors; or

(ii)        The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(b)        Other Definition. The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with Section 409A of the Code or otherwise.

SECTION 10        Consequences of a Change of Control

(a)        The Committee may provide in any Grant Instrument terms under which Grants may be exercisable in the event of a Change of Control or in the event of a Grantee’s termination of employment or service in connection with, upon or within a specified time period after a Change of Control.

(b)        In addition, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall accelerate, in whole or in part, and become fully exercisable, (ii) determine that all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that Grantees surrender their outstanding Options, in whole or in part, in exchange for one or more payments, in cash, Company Stock or other property, as determined by the Committee, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options, on such terms as the Committee determines, including providing for the surrender of vested Options and the cancellation of unvested Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options (to the extent then exercisable), in whole or in part, terminate any or all unexercised Options at such time as the Committee deems appropriate or (v) determine that any Grants that are unvested and unexercisable shall be terminated. Such acceleration, assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify and the Grantee agrees to take all necessary and desirable actions in connection with the consummation of the Change of Control, including the execution of such agreements and such instruments and other actions reasonably necessary to provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements, releases and other provisions and agreements relating to the Change of Control. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock equals or is less than the per share Exercise Price, the Company shall not be required to make any payment to the Grantee upon surrender of the Option.

SECTION 11        Limitations on Issuance or Transfer of Shares

(a)        Stockholder’s or Other Agreement. The Committee may require that a Grantee execute a Stockholder Agreement or other agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan. Any and all provisions of this Plan that apply to any Stockholder Agreement shall be deemed to be applicable to any such agreement or agreements referred to in this definition of Stockholder Agreement even if such agreement or agreements are called or titled something other than Stockholder Agreement or Stockholders Agreement.

(b)        Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee (including, without limitation, any Stockholder Agreement). The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)        The Committee shall have the right to condition any Grant made to any Grantee hereunder on the Grantee’s agreement that the Grantee’s right to receive and retain Company Stock in connection with such Grant is conditioned on such Grantee’s consent to an agreement or agreements entered into among and between the Company, any of the Company’s stockholders, and a creditor or creditors of the Company or of any of the Company’s stockholders.

(d)        Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company, a Grantee (including any successor or assigns) shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares or other securities of the Company held by the Grantee (other than those included in the registration) during the 30-day period preceding and the 180-day period following the effective date of a registration statement filed by the Company for such underwriting (or such longer, or shorter, period as the Managing Underwriter or the Company shall request in order to facilitate compliance with applicable rules, regulations and such other factors that the Board deems appropriate) (the “Market Standoff Period”). The Grantee agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the Managing Underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

SECTION 12        Amendment and Termination of the Plan

(a)        Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law.

(b)        Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date (as defined below in Section 16), unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders, if such stockholder approval is required.

(c)        Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 17(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 17(b). An outstanding Grant may be amended by the Committee consistent with the Plan, provided that such amendment does not materially impair the rights of the Grantee unless the Grantee consents to such amendment, or unless the Committee acts under Section 17(b).

(d)        Governing Document. In the event of any conflict between the provisions of this Plan and the provisions of any applicable Grant Instrument, the Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns. In addition, an outstanding Grant may be amended by the Committee consistent with the Plan, provided that such amendment does not materially impair the rights of the Grantee unless the Grantee consents to the amendment. In the event of any conflict between the provisions of this Plan and the provisions of any applicable Stockholder Agreement (as defined in Section 8(f) above) or other agreement between the Company and the applicable Grantee, including, but not limited to any applicable Grant Instrument, the provisions of such Stockholder Agreement or other agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such Stockholder Agreement or other agreement shall be construed so as to give full force and effect to all such provisions.

SECTION 13        Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

SECTION 14        Rights of Grantees

Nothing in this Plan shall entitle any Employee, Key Advisor, Non‑Employee Director, Affiliate Employee, Tucows Employee, or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

SECTION 15        No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SECTION 16        Effective Date of the Plan

(a)        Effective Date. The Plan shall be effective as of September 23, 2022 (the “Effective Date”), subject to stockholder approval of the Plan as required pursuant to applicable law.

(b)        Public Offering. The provisions of the Plan that refer to a Public Offering shall be effective, if at all, upon the initial registration of the Company Stock under Section 12(b) or Section 12(g) of the Exchange Act (a “Public Offering”), and shall remain effective thereafter for so long as such stock is so registered.

SECTION 17        Miscellaneous

(a)        Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its affiliates in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(b)        Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. After a Public Offering of the Company, with respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. It is the intent of the Company that the Plan and Incentive Stock Options granted under the Plan comply with the applicable provisions of Section 422 of the Code and that, to the extent applicable, Grants made under the Plan comply with, or are exempt from, the requirements of Section 409A of the Code and the regulations thereunder. To the extent that any legal requirement as set forth in the Plan ceases to be required under applicable law, the Committee may determine that such Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant or the Plan to bring a Grant or the Plan into compliance with any applicable law or regulation, including, without limitation, for the purpose of preventing taxation of the Grantee, the Company, or any other person with respect to any Grant under Section 409A of the Code. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)        Section 409A. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Grants shall be construed and administered such that the Grant either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code. If a Grant is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (iii) payments to be made upon a Change of Control shall only be made upon a “change of control event” under Section 409A of the Code, (iv) unless the Grant specifies otherwise, each payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (v) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Grant granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as described below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the Grantee dies during such six-month period, any postponed amounts shall be paid within 60 days of the Grantee’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code. Notwithstanding anything in this Plan or any Grant Instrument to the contrary, each Grantee shall be solely responsible for the tax consequences of Grants under this Plan, and in no event shall the Company have any responsibility or liability if any Grant does not meet the applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

(d)        Employees Subject to Taxation outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(e)        Establishment of Subplans. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Committee deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All supplements adopted by the Committee shall be deemed to be part of the Plan, but each supplement shall apply only to Grantees within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Grantees in any jurisdiction that is not affected.

(f)        Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Grantee breaches any restrictive covenant agreement between the Grantee and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Grantee shall terminate, and the Company may rescind any exercise of an Option and delivery of shares upon such exercise on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Grantee shall return to the Company the shares received upon the exercise of any Option or, (ii) if the Grantee no longer owns the shares, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Grantee transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Grantee’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Grantee for the shares. Payment by the Grantee shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Grantee by the Employer. In addition, all Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time. By accepting a Grant under the Plan, Grantees agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup Company Stock underlying any such Grant or amounts paid under the Plan subject to clawback or recoupment pursuant to such policy, listing standard or law. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any such Company Stock or amount paid from a Grantee’s accounts, or pending or future compensation or Grants under the Plan.

(g)        Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof.

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